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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 19, 2007

                              W. P. CAREY & CO. LLC
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               001-13779                                  13-3912578
        (Commission File Number)               (IRS Employer Identification No.)

   50 ROCKEFELLER PLAZA, NEW YORK, NY                        10020
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 492-1100

       __________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On June 19, 2007, W. P. Carey & Co. LLC (the "Company") announced that its board of directors approved a $20 million share repurchase program. The program provides that the Company is authorized to repurchase up to $20 million shares of its common stock in the open market starting from the date of commencement, June 19, 2007, through December 31, 2007 as conditions warrant.

ITEM 9.01 OTHER EVENTS.

(c) Exhibits

99.1 Press Release issued on June 19, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        W. P. Carey & Co. LLC


Date: June 19, 2007                     By: /s/ Mark J. DeCesaris
                                            ------------------------------------
                                            Mark J. DeCesaris
                                            Managing Director and
                                            acting Chief Financial Officer